As filed with the Securities and Exchange Commission on February 18, 1998

                                                     Registration No. 333-45305
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                 Post-Effective

                                Amendment No. 1
                                       to

                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                      United Dominion Realty Trust, Inc.
            (Exact name of registrant as specified in its charter)

                                ---------------

                Virginia                               6513                     54-0857512
       (State or other jurisdiction       (Primary Standard Industrial       (I.R.S. Employer
    of incorporation or organization)      Classification Code Number)     Identification No.)

                             10 South Sixth Street
                         Richmond, Virginia 23219-3802
                                (804) 780-2691
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                              Katheryn E. Surface
                      United Dominion Realty Trust, Inc.
                             10 South Sixth Street
                         Richmond, Virginia 23219-3802
                                (804) 780-2691
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                  Copies to:

     James W. Featherstone, III                 Robert S. Kant                Jay L. Bernstein
           Hunton & Williams            O'Connor, Cavanagh, Anderson,        Rogers & Wells LLP
         951 East Byrd Street          Killingsworth & Beashears, P.A.         200 Park Avenue
   Richmond, Virginia 23219-4074     One East Camelback Road, Suite 1100     New York, NY 10166
                                         Phoenix, Arizona 85012-1656

                                ---------------

This post-effective amendment to the registration statement is filed solely to add exhibits and pursuant to Rule 462(d) shall become effective upon filing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

     Exhibit
----------------
     2(a)          Agreement and Plan of Merger dated as of December 19, 1997, between United Dominion, Sub and
                   ASR (Appendix I to Proxy Statement/Prospectus)
     2(b)          Agreement and Plan of Merger dated as of October 1, 1996, between United Dominion, United Sub,
                   Inc., and South West Property Trust Inc. (filed as Exhibit 2(a) to United Dominion's Form S-4
                   Registration Statement, filed with the Commission on October 9, 1996 (File No. 333-13745), and
                   incorporated by reference herein)
     4(a)          Restated Articles of Incorporation of United Dominion (filed as Exhibit 4(b) to United Dominion's
                   Form S-3 Registration Statement, filed with the Commission on January 16, 1998 (File No.
                   333-44463), and incorporated by reference herein)
     4(a)(i)       Amendment of Articles of Incorporation of United Dominion (filed as Exhibit 3 to United
                   Dominion's Form 8-A Registraton Statement dated February 4, 1998 (FIle No. 1-10524), and incorporated by reference herein)
     4(b)          Restated Bylaws of United Dominion (filed as Exhibit 3(b) to United Dominion's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 1-10524), and incorporated by reference herein)
     4(c)          Specimen United Dominion Common Stock certificate (filed as Exhibit 4(i) to United Dominion's
                   Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-10524), and incorporated by reference herein)
     4(d)          Loan Agreement dated as of November 7, 1991, between United Dominion and Aid Association for
                   Lutherans (filed as Exhibit 6(c)(1) to United Dominion's Form 8-A Registration Statement dated
                   April 19, 1990 (File No. 1-10524), and incorporated by reference herein)
     4(e)          Note Purchase Agreement dated as of January 15, 1993, between United Dominion and CIGNA
                   Property and Casualty Insurance Company, Connecticut General Life Insurance Company,
                   Connecticut General Life Insurance Company, on behalf of one or more separate accounts,
                   Insurance Company of North America, Principal Mutual Life Insurance Company and Aid
                   Association for Lutherans (filed as Exhibit 6(c)(5) to United Dominion's Form 8-A Registration
                   Statement dated April 19, 1990 (File No. 1-10524), and incorporated by reference herein)
     4(f)          Rights Agreement, dated as of January 27, 1998, between United Dominion and ChaseMellon
                   Shareholder Services, L.L.C., as Rights Agent (filed as Exhibit 1 to United Dominion's Form 8-A
                   Registration Statement dated February 4, 1998 (file No. 1-10524) and incorporated by reference herein)
     4(g)          Form of Rights Certificate (included in Exhibit 4(f))
     5             Opinion of Hunton & Williams (previously filed)

     8(a)          Opinions of Hunton & Williams regarding certain federal income tax matters
     8(b)          Opinion of Rogers & Wells LLP regarding certain federal income tax matters
     8(c)          Opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A., regarding certain federal income tax matters
    23(a)          Consent of Ernst & Young LLP -- Richmond, Virginia (previously filed)
    23(b)          Consent of Ernst & Young LLP -- Dallas, Texas (previously filed)
    23(c)          Consent of L.P. Martin & Company, P.C. (previously filed)
    23(d)          Consent of Deloitte & Touche LLP (previously filed)


  Exhibit
-----------
 23(e)        Consent of Hunton & Williams (included in Exhibits 5 and 8(a))
 23(f)        Consent of Rogers & Wells LLP (included in Exhibit 8(b))

 23(g)        Consent of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. (previously filed and included in Exhibit 8(c))

 23(h)        Consent of Furman Selz LLC (included in Appendix II to the Proxy Statement/Prospectus)
 25           Powers of Attorney (included on signature page of registration statement as originally filed)

 99           Form of ASR proxy (previously filed)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 18 day of February, 1998.


                                            UNITED DOMINION REALTY TRUST, INC.




                                           By: /s/      JOHN P. MCCANN
                                               --------------------------------
                                                        John P. McCann
                                               Chairman of the Board, President
                                                  and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on February 18, 1998.



               Signature                                    Title & Capacity
---------------------------------------   ----------------------------------------------------
     /s/            JOHN P. MCCANN        Chairman of the Board, President, Chief Executive
-------------------------------------     Officer) (Principal Executive Officer) and
                  John P. McCann          Director


     /s/            JAMES DOLPHIN*        Executive Vice President, Chief Financial Officer
-------------------------------------     (Principal Financial Officer) and Director
                   James Dolphin

     /s/            JERRY A. DAVIS*       Vice President and Controller (Principal Accounting
-------------------------------------     Officer)
                  Jerry A. Davis

    /s/            JOHN S.SCHNEIDER*      Vice Chairman of the Board, Executive Vice
-------------------------------------     President and Director
                 John S. Schneider

     /s/             JEFF C. BANE*        Director
-------------------------------------
                   Jeff C. Bane

                                          Director
-------------------------------------
               R. Toms Dalton, Jr.

   /s/           BARRY M. KORNBLAU*       Director
-------------------------------------
                Barry M. Kornblau

                                          Director
-------------------------------------
                  John C. Lanford

   /s/           H. FRANKLIN MINOR*       Director
-------------------------------------
                H. Franklin Minor

                                          Director
-------------------------------------
                 Lynne B. Sagalyn

                                          Director
-------------------------------------
                  Mark J. Sandler

                                          Director
-------------------------------------
                Robert W. Scharar

 /s/         C. HARMON WILLIAMS, JR.*     Director
-------------------------------------
             C. Harmon Williams, Jr.

*By: /s/ KATHERYN E. SURFACE
     -------------------------
        Katheryn E. Surface
         Attorney-in-Fact

                                 EXHIBIT INDEX

     Exhibit                                                                                             Page
----------------                                                                                        -----
        2(a)       Agreement and Plan of Merger dated as of December 19, 1997, between United
                   Dominion, Sub and ASR (Appendix I to Proxy Statement/Prospectus)
        2(b)       Agreement and Plan of Merger dated as of October 1, 1996, between United
                   Dominion, United Sub, Inc., and South West Property Trust Inc. (incorporated by reference)
        4(a)       Restated Articles of Incorporation of United Dominion (incorporated by reference)
        4(a)(i)    Amendment of Articles of Incorporation of United Dominion (incorporated by reference)
        4(b)       Restated Bylaws of United Dominion (incorporated by reference)
        4(c)       Specimen United Dominion Common Stock certificate (incorporated by reference)
        4(d)       Loan Agreement dated as of November 7, 1991, between United Dominion and Aid
                   Association for Lutherans (incorporated by reference)
        4(e)       Note Purchase Agreement dated as of January 15, 1993, between United Dominion and CIGNA Property and Casualty Insurance Company, Connecticut General Life
                   Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Insurance Company of North America, Principal Mutual
                   Life Insurance Company and Aid Association for Lutherans (incorporated by reference)
        4(f)       Right, Agreement dated as of January 27, 1998, between United Dominion and
                   ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference)
        4(g)       Form of Rights Certificate (included in Exhibit 4(f))
        5          Opinion of Hunton & Williams (previously filed)

        8(a)       Opinions of Hunton & Williams regarding certain federal income tax matters
        8(b)       Opinion of Rogers & Wells LLP regarding certain federal income tax matters
        8(c)       Opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A.,
                   regarding certain federal income tax matters
       23(a)       Consent of Ernst & Young LLP -- Richmond, Virginia (previously filed)
       23(b)       Consent of Ernst & Young LLP -- Dallas, Texas (previously filed)
       23(c)       Consent of L.P. Martin & Company, P.C. (previously filed)
       23(d)       Consent of Deloitte & Touche LLP (previously filed)

       23(e)       Consent of Hunton & Williams (included in Exhibits 5 and 8(a))
       23(f)       Consent of Rogers & Wells LLP (included in Exhibit 8(b))

       23(g)       Consent of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A.
                   (previously filed and included in Exhibit 8(c))
       23(h)       Consent of Furman Selz LLC (included in Appendix II) to the Proxy Statement/
                   Prospectus) (previously filed)

       25          Powers of Attorney (included on signature page of registration statement as originally filed)

       99          Form of ASR proxy (previously filed)
